Addendum No. 1

Dated March 1, 2016 to that certain consulting agreement originally dated as of the 1st day of September 2015 by and between HCi Viocare, a Nevada corporation, having a registered office at 123 W. Nye Lane, Suite 129, Carson City, NV 89706, U.S.A. (the "Company") and Sergios Katsaros, resident of 8 Kehagia St., Filothei 15237, Greece, (the “Consultant”), hereinafter referred to as the “Agreement”.

In accordance with Item 2. – Term; Subsection 2.1 to the Agreement, the Company hereby extends the Term of the Agreement for a period of one (1) year starting on 01.03.2016 and ending on 28.02.2017.

All other terms and conditions as contained in the Agreement remain in full force and effect.

This Addendum No. 1 shall be appended to and form a part of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be duly executed and delivered as of the day and year first written above.

The Company /s/Sotirios Leontaritis HCi Viocare By its President Sotirios Leontaritis	The Consultant /s/Sergios Katsaros Sergios Katsaros